SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2004

CSX CORPORATION

(Exact Name of Issuer as Specified in Charter)

Virginia	1-8022	62-1051971

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL

(Address of principal executive offices)

32202

(Zip code)

(904) 359-3200

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.

     On April 21, 2004, Robert L. Burrus, Jr., a current director of CSX Corporation, requested, if elected, that he not be nominated to serve on the Audit, Compensation, or Governance Committees of the Board of Directors at the May 5, 2004 board meeting.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

/s/ Ellen M. Fitzsimmons Ellen M. Fitzsimmons Senior Vice President — Law, Public Affairs and Corporate Secretary

Date: April 21, 2004